                                                                    Exhibit 21.1

                                  SUBSIDIARIES

         Set forth below are certain subsidiaries of the continuing operations of Republic Industries, Inc. Republic Services, Inc., 63.9 percent owned by Republic Industries, Inc., is a public company traded on the New York Stock Exchange. Republic Services, Inc. and its consolidated subsidiaries are not presented.

Legal Entity                                           State of Organization
------------                                           ---------------------
7 Rod Real Estate North, A Limited Liability Company         WY
7 Rod Real Estate South, A Limited Liability Company         WY
A&R Insurance Enterprises, Inc.                              FL
Allstate Rent-A-Car, Inc.                                    NV
Anderson Dealership Group                                    CA
Anderson Dealership Realty Corp.                             DE
ANFS Texas Insurance Services Corp.                          TX
Auto By Internet, Inc.                                       FL
Auto Holding Corp.                                           DE
Automart Superstore, Inc.                                    AZ
Autonation DS Investments, Inc.                              TX
Autonation Financial Services Corp.                          DE
Autonation Floor Plan Funding Corp.                          DE
Autonation GM Holding Corporation                            DE
Autonation Holding Corp.                                     DE
Autonation Incorporated                                      FL
Autonation Realty Corporation                                DE
Autonation Receivables Funding Corp.                         DE
B-S-P Automotive, Inc.                                       TX
Bankston Auto, Inc.                                          TX
Batfish LLC                                                  CO
BBCSS, Inc.                                                  AZ
Bengal Motors, Inc.                                          FL
Buick Mart Limited Partnership                               GA
C. Garrett, Inc.                                             CO
Central Motors, Inc.                                         FL
Champion Planning, Inc.                                      TX
Charlie Thomas Auto Sales, Inc.                              TX
Charlie Thomas Courtesy Leasing, Inc.                        TX
Chesrown Automotive Group, Inc.                              CO
Chesrown Collision Center, Inc.                              CO
Colonial Imports, Inc.                                       FL
Consumer Car Care Corporation                                TN
Courtesy Wholesale Corporation                               FL
Credit Management Acceptance Corporation                     FL
Dealership Accounting Services, Inc.                         FL
Dealership Realty Corporation                                TX
Desert Buick-GMC Management Group, Inc.                      NV
Ditschman/Flemington Property Rentals, Inc.                  NJ
Driver's Mart Worldwide, Inc.                                VA
Ed Mullinax, Inc.                                            DE
Empire Services Agency, Inc.                                 FL
Empire Warranty Corporation                                  FL
Empire Warranty Holding Company                              FL
EMX Leasing, Inc                                             OH



Legal Entity                                           State of Organization
------------                                           ---------------------
Financial Services, Inc.                                     TX
First Team Automotive Corp.                                  DE
First Team Imports, Ltd.                                     FL
First Team Infiniti, Ltd.                                    FL
First Team Management, Inc.                                  FL
First Team Premier, Ltd.                                     FL
Flemington Equities, Inc.                                    NJ
Florida Auto Corp.                                           DE
Ford of Garden Grove Limited Partnership                     GA
General Providers Reinsurance Company, Ltd.                  Turks & Caicos Islands
George Sutherlin Chevrolet of Georgia, Inc.                  GA
Hillard Auto Group, Inc.                                     TX
Irvine Toyota/Nissan/Volvo Limited Partnership               GA
J-R Advertising Company                                      CO
Jemautco, Inc.                                               OH
Kelnat Advertising, Ltd. Co.                                 FL
KLJ of Nevada, Inc.                                          NV
Lance Children, Inc.                                         OH
Lexus of Cerritos Limited Partnership                        GA
LGS Holding Company                                          DE
Libertyville Enterprises, Inc.                               IL
Lovern, Inc.                                                 FL
M.L.F. Insurance Agency                                      OH
Maronie Information Services, LLC                            DE
Maroone Car and Truck Rental Company                         FL
Maroone Management Services, Inc                             FL
Mealey Holdings, Inc.                                        FL
Mechanical Warranty Protection, Inc.                         FL
Mullinax Insurance Agency                                    OH
Mullinax Management, Inc.                                    DE
Mullinax Used Cars, Inc.                                     OH
Pierce Automotive Corporation                                AZ
Prime Auto Resources, Inc.                                   CA
Quantum Premium Finance Corporation                          FL
R. Coop Limited                                              CO
R.L. Buscher II, Inc.                                        CO
R.L. Buscher III, Inc.                                       CO
Real Estate Holdings, Inc.                                   FL
Republic Anderson Investment Group, Inc.                     CA
Republic DM Property Acquisition Corp.                       DE
Republic of Rochester, Inc.                                  DE
Republic Resources Company                                   DE
Resources Aviation, Inc.                                     FL
RI Merger Corp.                                              CO
RI Shelf Corp.                                               DE
RI/BBNM Acquisition Corp                                     DE




Legal Entity                                           State of Organization
------------                                           ---------------------

RI/BRC Real Estate Corp.                                     CA
RI/CC Acquisition Corp.                                      DE
RI/DM Acquisition Corp.                                      DE
RII Management Company                                       DE
RIVT (a Delaware Business Trust)                             DE
RIVT I LLC                                                   DE
RIVT I LP                                                    DE
RIVT II LLC                                                  DE
RIVT II LP                                                   DE
RIVT Management, Inc.                                        DE
SCM Enterprises, Inc.                                        FL
SCM Realty II, Inc.                                          FL
SCM Realty, Inc.                                             FL
Seven Rod Life Insurance Company                             AZ
SGSCP Limited Partnership                                    FL
Six Jays LLC                                                 CO
Southeast Lease Car, Inc.                                    FL
Steve Moore's Buy-Right Auto Center, Inc.                    FL
T-Five, Inc.                                                 MI
Tallahassee Automotive Group, Inc.                           FL
Tennco Life Insurance Company                                AZ
The Consulting Source, Inc.                                  FL
The Pierce Corporation II, Inc.                              AZ
Total Care, Inc.                                             CO
Toyota Cerritos Limited Partnership                          GA
W.O. Bankston Enterprises, Inc.                              DE
Wallace Imports, Inc.                                        FL
Webb Automotive Group, Inc.                                  CA
Woody Capital Investment Company II                          CO
Woody Capital Investment Company III                         CO
World Wide Warranty Co.                                      FL
BOSC Automotive Realty, Inc.                                 DE
RI/LLC Acquisition Corp.                                     CO
RI/LLC-2 Acquisition Corp.                                   CO




NAME OF CORPORATION                                    STATE OF INCORPORATION                   d/b/a NAME
-------------------                                    ----------------------                   ----------


AFL Fleet Funding, Inc.                                          NY

Alamo Financing LLC                                              DE                       Alamo Financing of Delaware LLC

Alamo Financing L.P.                                             DE                       Alamo Financing Limited Partnership

Alamo Funding, LP                                                NY

Alamo Fuhrpark Leasing GmbH                                      Germany (LLC)

Alamo International Sales, Inc.                                  FL

Alamo Rent-A-Car, Inc.                                           FL

Alamo Rent-A-Car (Canada), Inc.                                  FL

Alamo Rent A Car Locadora de Automovels, Ltda.                   Brazil

Alamo Rent-A-Car (UK) Limited (LLC)                              UK

Alamo Rent-A-Car (Vienna) GmbH                                   Austria (LLC)

Anastasia Advertising Art, Inc.                                  FL

ARG Funding Corp.                                                DE

ARC-TM, Inc.                                                     DE

ARI Fleet Services, Inc.                                         MO

Atrium Restaurants, Inc.                                         FL

AutoNation Insurance Company, Inc.                               VT



NAME OF CORPORATION                                         STATE OF INCORPORATION                   d/b/a NAME
-------------------                                         ----------------------                   ----------


Auto Rental, Inc.                                                     MO

CC-Autohansa GmbH & CO.KG                                             Germany (LLC)

Car Rental Claims, Inc.                                               DE

CarTemps Financing L.P.                                               DE                    CarTemps Financing Limited Partnership


CarTemps Financing LLC                                                DE                    CarTemps Financing LLC
                                                                                            CarTemps Financing of Delaware LLC
Claims Management Center, Inc.                                        FL

Design-Graphic, Inc.                                                  FL

Golden Communications, Inc.                                           MI

Guy Salmon USA, Inc.                                                  FL

Jerry's Outdoor Advertising, Inc.                                     FL

Jiffy Billboards, Inc.                                                FL

Maxmedia, Inc.                                                        FL

NCR Affiliate Servicer, Inc.                                          DE

NCRS Insurance Agency, Inc.                                           DE

NCRS NR, Inc.                                                         DE

National Car Rental Asia-Pacific Pty. Limited                         Australia

National Car Rental (Australia) Pty Ltd (Joint Venture)              Australian

National Car Rental de Brasil Empreedimentos Ltda.                    Brazil


NAME OF CORPORATION                                         STATE OF INCORPORATION              d/b/a NAME
-------------------                                         ----------------------              ----------



National Car Rental System (New Zealand) Limited            New Zealand

National Car Rental (Germany) GmbH                          Germany

National Car Rental Hong Kong Limited                       Hong Kong

National Car Rental Financing Corporation                   DE                                NCRS Financing Corporation

National Car Rental Financing Limited Partnership           DE                                NCRS Financing Limited Partnership
                                                                                              National Car Rental Financing Limited
                                                                                                Partnership
National Car Rental Holdings (Australia) Pty Ltd.          New South Wales

National Car Rental Licensing, Inc.                         DE                                NCRS Arizona Licensing, Inc.

National Car Rental System, Inc.                            DE

National Tilden Operations, Inc.                            Ontario

National Tilden System, Inc.                                Ontario

Outdoor Communication, Inc.                                 FL

Post Retirement Liability Management, Inc.                  FL

RRM Corporation                                             DE

Rental Liability Management, Inc.                           FL

Rental Liability Management Holdings, LLC                   DE

Republic Corporate Management Co.                           FL

Republic Fiduciary, Inc.                                    DE

Republic Guy Salmon Partner, Inc.                           FL





NAME OF CORPORATION                                         STATE OF INCORPORATION                   d/b/a NAME
-------------------                                         ----------------------                   ----------


Republic Industries Automotive Group (Belgium), Inc.             FL

Republic Industries Automotive Rental Group (Holland) B.V.       Netherlands  (LLC)

Republic Industries Automotive Rental Group                      Switzerland  (LLC)
(Switzerland) AG

Republic Industries Autovermietung GmbH                          Germany (LLC)

Republic Industries Europe UK                                    UK (UKC)

Republic Industries Funding Corp.                                DE

Republic Industries (German Holding)GmbH                         Germany (LLC)

Republic Industries, Inc.                                        DE                            Republic Tower

Republic Industries (UK) PLC                                     UK

Republic Media, Inc.                                             FL

Republic Media Companies Holding Co.                             DE

Republic Risk Management Services, Inc.                          FL

R.I./Triangle, Ltd.                                              Bermuda

SRAC-TM, Inc.                                                    FL

Snappy Fleet Finance Corporation                                 DE

Snappy Funding Corporation                                       DE

Snappy Funding Limited Partnership                               DE




NAME OF CORPORATION                                         STATE OF INCORPORATION                   d/b/a NAME
-------------------                                         ----------------------                   ----------



Spitfire Properties, Inc.                                             FL

Spirit Leasing, Inc.                                                  OH

Spirit Rent-A-Car, Inc.                                               OH                            CarTemps USA

Tower Food & Beverage, Inc.                                           FL

Triangle Corporation                                                  DE

Tripperoo Wings, Inc.                                                 FL







Legal Entity                                         d/b/a Name                                           State of Organization
------------                                         ----------                                           ---------------------
Abraham Chevrolet-Miami, Inc.                         Abraham Chevrolet (Miami)                                       DE

Abraham Chevrolet-Tampa, Inc.                         Abraham Chevrolet (Tampa)                                       DE

Al Maroone Ford, Inc.                                 Al Maroone Ford                                                 NY

Albert Berry Motors, Inc.                             Barney Garver VW/Mazda/Land Rover                               TX

American Way Motors, Inc.                             Courtesy Honda                                                  TN

Anderson Cadillac, Inc.                               Anderson Cadillac - Oldsmobile                                  CA

Anderson Chevrolet                                    Anderson Chevrolet - Menlo Park                                 CA

Anderson Chevrolet - Los Gatos, Inc.                  Anderson Chevrolet - Los Gatos                                  CA

Anderson Cupertino, Inc.                              Anderson Chevrolet - Cupertino                                  CA
                                                      Anderson Chrysler-Plymouth                                      CA

Anderson Isuzu                                        Anderson Honda - Isuzu                                          CA

Appleway Chevrolet, Inc.                              Appleway Toyota                                                 WA
                                                      Appleway Mitsubishi                                             WA
                                                      Appleway Chevrolet - Geo                                        WA
                                                      Lexus of Spokane                                                WA
                                                      Appleway Mazda-Subaru-VW-Audi                                   WA

Autonation USA Corporation

Autonation USA of Virginia Beach, LLC                 AutoNation USA of Virginia Beach                                DE

Bankston Ford of Frisco, Ltd. Co                      Bankston Ford of Frisco                                         TX

Bankston Nissan in Irving, Inc.                       Bankston Nissan-Irving                                          TX

Bankston Nissan Lewisville, Inc.                      Bankston Nissan Lewisville                                      DE

Batfish Auto, LLC                                     John Elway Nissan South                                         CO

Beach City Chevrolet Company, Inc.                    Beach City Chevrolet                                            CA




Beacon Motors, Inc.                                   Chevrolet Add Point (De La Cruz)                                FL

Bell Dodge, LLC                                       Bell Dodge                                                      DE

Bengal Motor Company, Ltd                             Miami Honda                                                     FL

BH Cars, Inc.                                         Beverly Hills Ford                                              CA

Bill Ayares Chevrolet, Inc.                           Fox Chevrolet of Laurel                                         MD

Bill Wallace Enterprises, Inc.                        Wallace Stuart Mitsubishi                                       FL

Bledsoe Dodge, Inc.                                   Bledsoe Dodge (Marvin)                                          DE
                                                      Bledsoe Dodge (Arlington)                                       DE
                                                      Bledsoe Dodge (Dallas)                                          DE

Bob Townsend Ford, Inc.                               Bob Townsend Ford                                               DE

Brown & Brown Chevrolet, Inc.                         Brown & Brown Chevrolet                                         AZ

Brown & Brown Nissan Mesa, LLC                        Brown & Brown Nissan Mesa                                       AZ

Brown & Brown Nissan, Inc.                            Brown & Brown Nissan                                            AZ

Buick Mart, Inc.                                      Buick Mart                                                      CA

Bull Motors, Inc.                                     Sunshine Ford                                                   FL

Carlisle Motors, Inc.                                 Carlisle Ford                                                   FL
                                                      Carlisle Lincoln-Mercury                                        FL

Carwell Corporation                                   South Bay Autohaus (Mercedes)                                   CA
                                                      Land Rover South Bay                                            CA

Central Motor Company, Ltd                            Central Hyundai                                                 FL
                                                      Central Kia                                                     FL

Cerritos Body Works, Inc.                             Irvine Volvo                                                    CA

Cerritos Imports, Inc.                                Volvo of Cerritos                                               DE




Champion Chevrolet, Inc.                             Champion Chevrolet/Oldsmobile                                   DE

Champion Ford, Inc.                                  Champion Ford                                                   TX

Charlie Hillard, Inc.                                Charlie Hillard Ford                                            TX
                                                     Charlie Hillard Mazda Buick                                     TX

Charlie Thomas Chevrolet, Inc.                       Charlie Thomas Chevrolet/Mitsubishi                             TX

Charlie Thomas Chrysler-Plymouth, Inc.               Charlie Thomas Chrysler-Plymouth-
                                                       Jeep-Eagle-Hyundai-Isuzu                                      TX

Charlie Thomas Ford, Inc.                            Charlie Thomas Ford                                             TX

Charlie Thomas' Courtesy Ford, Inc.                  Padre Ford/Mazda                                                TX

Chesrown Auto, Inc.                                  John Elway Ford Boulder                                         CO

Chesrown Chevrolet, Inc.                             John Elway Chevrolet                                            CO

Chesrown Ford, Inc.                                  John Elway Ford West                                            CO

Chevrolet World, Inc.                                World Chevrolet                                                 FL

Chuck Clancy Ford of Marietta, Inc.                  Marietta Ford (fka Chuck Clancy Ford of Marietta)               GA

Circle Buick/GMC, Inc.                               Flemington Circle Chevrolet Buick GMC Isuzu                     NJ

Coastal Cadillac, Inc.                               Coastal Cadillac                                                FL

Colonial Imports, Ltd.                               Don Mealey Mitsubishi                                           FL

Cook-Whitehead Ford, Inc.                            Cook-Whitehead Ford                                             FL

Costa Mesa Cars, Inc.                                Costa Mesa Honda                                                CA

Courtesy Auto Group, Inc.                            Courtesy Magic Isuzu/Suzuki/Kia                                 FL
                                                     Courtesy Pontiac/GMC                                            FL
                                                     Courtesy Acura/Suzuki                                           FL
                                                     Courtesy Buick                                                  FL

Covington Pike Motors, Inc.                          Covington Pike Honda                                            TN





CT Intercontinental, Inc.                            Charlie Thomas Intercontinental BMW                             TX

CT Motors, Inc.                                      Charlie Thomas Acura                                            TX

D/L Motor Company                                    Lokey Honda/Isuzu                                               FL

Deal Dodge of Des Plains, Inc.                       Dodge World of Des Plains                                       IL

Desert Buick-GMC Trucks, LLC                         Desert Buick GMC Trucks                                         DE

Desert Dodge, Inc.                                   Desert Dodge                                                    NV

Desert GMC, LLC                                      Desert Pontiac GMC Buick                                        DE

Desert GMC-East, Inc.                                Desert GMC East Volvo Truck                                     NV

Desert Lincoln-Mercury, Inc.                         Desert Lincoln-Mercury                                          NV

Ditschman/Flemington Ford-Lincoln-Mercury, Inc.      Ditschman/Flemington Ford Lincoln-Mercury                       NJ

Ditschman/Flemington Pontiac, Inc.                   Flemington Pontiac/Subaru                                       NJ

Dobbs Brothers Buick-Pontiac, Inc.                   Dobbs Bros. Buick (franchise sold??)                            TN
                                                     Dobbs Bros. Mazda                                               TN
                                                     Dobbs Bros. Mitsubishi                                          TN
                                                     Dobbs Bros. Pontiac-GMC                                         TN

Dobbs Ford, Inc.                                     Dobbs Ford                                                      FL

Dobbs Mobile Bay, Inc.                               Treadwell Ford                                                  AL

Dobbs Motors of Arizona, Inc.                        Dobbs Honda                                                     AZ

Don Mealey Chevrolet, Inc.                           Don Mealey Chevrolet-Oldsmobile                                 FL

Don Mealey Imports, Inc.                             Don Mealey Acura                                                FL

Don Mealey Infiniti, Inc.                            Don Mealey Infiniti                                             FL

Don Mealey Oldsmobile, Inc.                          Don Mealey Chevrolet/Oldsmobile                                 FL

Don-A-Vee Jeep Eagle, Inc.                           Don-A-Vee Jeep Eagle Chrysler Plymouth Kia                      CA
                                                     Don-A-Vee Jeep/Eagle-Kia





Eastgate Ford, Inc.                                   Eastgate Ford                                                   OH

Ed Mullinax Ford, Inc.                                Ed Mullinax Ford                                                DE

El Monte Imports, Inc.                                Gunderson Nissan                                                DE

El Monte Motors, Inc.                                 Gunderson Chevrolet                                             DE

Elmhurst Auto Mall, Inc.                              Elmhurst Kia                                                    IL

Elmhurst Dodge, Inc.                                  Elmhurst Dodge                                                  IL

Emich Chrysler Plymouth, Inc.                         John Elway Chrysler-Plymouth on Broadway                        CO

Emich Dodge, Inc.                                     John Elway Dodge on Broadway                                    CO

Emich Lincoln-Mercury, Inc.                           John Elway Lincoln-Mercury in Aurora                            DE

Emich Oldsmobile, Inc.                                John Elway Lamborghini                                          CO
                                                      John Elway Pontiac Buick GMC South                              CO
                                                      John Elway Pontiac Buick GMC West
                                                        (Oldsmobile will be dropped)                                  CO
                                                      John Elway Subaru South                                         CO
                                                      John Elway Chrysler-Plymouth Jeep West                          CO

Emich Subaru West, Inc.                               John Elway Subaru West                                          CO

First Team Cadillac-Oldsmobile, Ltd                   Don Mealey Cadillac-Oldsmobile                                  FL

First Team Ford of Manatee, Ltd                       Bill Graham Ford                                                FL

First Team Ford, Ltd                                  Don Mealey Seminole Ford                                        FL

First Team Jeep Eagle, Chrysler Plymouth, Ltd.        Royal Jeep Eagle Chrysler Plymouth                              FL

Fit Kit, Inc.                                         Lew Webb's Toyota of Buena Park                                 CA

Flemington Chrysler-Plymouth-Dodge-
  Jeep-Eagle, Inc.                                    Flemington Chrysler Plymouth Dodge Jeep Eagle                   NJ

Flemington Infiniti, Inc.                             Flemington Infiniti                                             NJ




Flemington Land Rover, Inc.                          Land Rover Princeton                                            NJ

Flemington Nissan/BMW, Inc.                          Flemington Nissan                                               NJ

Flemington Subaru, Inc.                              Flemington Subaru                                               NJ

Fox Buick Isuzu, Inc.                                Fox Buick Pontiac GMC Isuzu                                     MD

Fox Chevrolet, Inc.                                  Fox Chevrolet                                                   MD

Fox Hyundai, Inc.                                    Fox Lincoln-Mercury/Fox Kia                                     MD

Fox, Inc.                                            Fox Mitsubishi                                                  MD

Ft. Lauderdale Nissan, Inc.                          L.P. Evans Ft. Lauderdale Nissan                                FL

G.B. Import Sales & Service, Inc.                    South Bay Volvo                                                 CA

G.F.B. Enterprises, LLC                              Lexus of Kendall                                                DE

Gene Evans Ford, Inc.                                Gene Evans Ford                                                 DE

George Sutherlin Nissan, Inc                         George Sutherlin Nissan of Marietta                             GA

Government Blvd. Motors, Inc.                        Treadwell Honda                                                 AL

Gulf Management, Inc.                                Lexus of Tampa Bay                                              FL
                                                     Lexus of Clearwater                                             FL

Henry Brown Chevrolet, LLC                           Chevrolet Add Point                                             AZ

Hollywood Imports Limited, Inc.                      Hollywood Honda                                                 FL

Hollywood Kia, Inc.                                  Hollywood Kia                                                   FL

Hoover Toyota, Inc.                                  Hoover Toyota                                                   AL

House of Imports, Inc.                               House of Imports (Mercedes)                                     CA

Hub Motor Co.                                        Hub Ford                                                        GA

J-R Motors Company Central, LLC                      John Elway Ford Downtown                                        CO

J-R Motors Company North                             John Elway Olds Mazda Hyundai North                             CO
                                                     John Elway Honda                                                CO

J-R Motors Company South                             John Elway Toyota                                               CO




J-R-M Motors Company Northwest, LLC                    John Elway Nissan North                                         CO

Jack Sherman Chevrolet, Inc.                           Jack Sherman Chevrolet Buick Mazda                              TX

Jim Quinlan Chevrolet Co.                              Jim Quinlan Chevrolet                                           FL

Jim Quinlan, Ford Lincoln-Mercury, Inc.                Jim Quinlan Ford Lincoln-Mercury                                FL

JJSS, Inc.                                             Flemington Mazda                                                NJ

John M. Lance Ford, Inc.                               John Lance Ford                                                 OH

Kendall Imports, LLC                                   Kendall Toyota                                                  DE
                                                       Kendall Kia                                                     DE

Kenyon Dodge, Inc.                                     Carlisle Dodge (Kenyon)                                         FL

King's Crown Ford, Inc.                                King's Crown Ford                                               DE

L.P. Evans Motors WPB, Inc.                            L.P. Evans Motors                                               FL

L.P. Evans Motors, Inc.                                L.P. Evans Miami Nissan                                         FL

Lew Webb's Ford, Inc.                                  Lew Webb's Ford of Garden Grove                                 CA

Lew Webb's Irvine Nissan, Inc.                         Lew Webb's Irvine Nissan                                        CA

Lew Webb's Irvine Toyota, Inc.                         Lew Webb's Irvine Toyota                                        CA

Lou Grubb Chevrolet, LLC                               Lou Grubb Chevrolet                                             DE

Lou Grubb Chevrolet-Arrowhead, Inc.                    New Chevrolet Add Point                                         DE

Lou Grubb Ford, LLC                                    Lou Grubb Ford                                                  DE

Magic Acquisition Corp.                                Magic Ford                                                      DE





Manhattan Beach Motors, Inc.                         Manhattan Toyota                                                CA

Manhattan Motors, Inc.                               Manhattan Ford                                                  CA

Marlin Imports, Inc.                                 Star Motors (Mercedes)                                          FL

Maroone Chevrolet Fort Lauderdale, Inc.              Maroone Chevrolet Fort Lauderdale                               FL

Maroone Chevrolet, Inc.                              Maroone Chevrolet                                               FL

Maroone Dodge Pompano, Inc.                          Maroone Dodge Pompano                                           FL

Maroone Dodge, Inc.                                  Maroone Dodge                                                   FL

Maroone Ford, Inc.                                   Maroone Ford                                                    FL

Maroone Isuzu, Inc.                                  Maroone Isuzu                                                   FL

Maroone Jeep Eagle, Inc.                             Maroone Chrysler Plymouth Jeep Eagle                            DE

Maroone Oldsmobile II, Inc.                          Maroone Oldsmobile (Miami)                                      DE

Maroone Oldsmobile, LLC                              Maroone Oldsmobile                                              DE

Marshall Lincoln-Mercury, Inc.                       Marshall Lincoln-Mercury Mazda (did not change to Elway)        CO

Mike Hall Chevrolet, Inc.                            Mike Hall Chevrolet                                             DE

Mike Shad Chrysler Plymouth Jeep Eagle, Inc.         Mike Shad Chrysler Plymouth Jeep                                FL

Mike Shad Ford, Inc.                                 Mike Shad Ford                                                  FL

Miller-Sutherlin Automotive, Inc.                    Miller - Sutherlin Che/Pon/Chr-Ply/J-E/Dod                      AL

Mr. Wheels, Inc.                                     Toyota of Cerritos                                              CA

Mullinax East, Inc.                                  Mullinax Ford East                                              DE

Mullinax Ford North Canton, Inc.                     Mullinax Ford North Canton                                      OH

Mullinax Ford South, Inc.                            Mullinax Ford South                                             FL





Mullinax Lincoln-Mercury, Inc.                         Mullinax Lincoln-Mercury                                        DE

Mullinax of Mayfield, Inc.                             Mullinax Jeep Eagle of Mayfield                                 OH
                                                       Mullinax Lincoln-Mercury of Mayfield                            OH

Newport Beach Cars, Inc.                               Newport Auto Center                                             CA

Northpoint Chevrolet, Inc.
  (fka, RI/PCR Acquisition Corp.)                      Northpoint Chevrolet                                            DE

Northside Nissan, Inc.                                 Northside Nissan                                                SC

Northwest Financial Group, Inc.                        BMW of Bellevue                                                 WA

Orange County Automotive Imports, Inc.                 Anaheim Mazda Pontiac Buick                                     CA

Orange Park Toyota, LLC                                Orange Park Toyota                                              DE

Orlando Imports, Inc.                                  Saab of Orlando                                                 DE

Peyton Cramer Automotive, Inc.                         Peyton Cramer Acura/Isuzu                                       CA

Peyton Cramer Ford                                     Peyton Cramer Ford                                              CA

Peyton Cramer Infiniti                                 Peyton Cramer Infiniti                                          CA

Peyton Cramer Jaguar                                   Peyton Cramer Jaguar                                            CA

Peyton Cramer Lincoln-Mercury                          Peyton Cramer Lincoln-Mercury-VW                                CA

Pitre Buick-Pontiac-GMC of Scottsdale, Inc.            Pitre Buick-Pontiac-GMC of Scottsdale                           DE

Pitre Chrysler-Plymouth-Jeep of Scottsdale, Inc.       Pitre Chrysler-Plymouth-Jeep of Scottsdale                      DE

Pitre Chrysler-Plymouth-Jeep on Bell, Inc.             Pitre Chrysler-Plymouth-Jeep on Bell                            DE

Pitre Isuzu-Subaru-Hyundai of Scottsdale, Inc.         Pitre Isuzu-Subaru-Hyundai of Scottsdale                        DE

Pitre Isuzu-Subaru-Kia on Bell, Inc.                   Pitre Isuzu-Subaru-Kia on Bell                                  DE




Pitre Kia of Scottsdale, Inc.                         Pitre Kia Scottsdale                                            DE

Port City Imports, Inc.                               Port City Imports (Honda/Hyundai/Volvo)                         TX

Port City Pontiac-GMC Trucks, Inc.                    Port City Pontiac/GMC                                           TX

Princeton's Nassau/Conover Ford
  Lincoln-Mercury, Inc.                               Princeton's Nassau Ford Lincoln Mercury Audi                    NJ

Prinu, Inc.                                           Princeton Audi                                                  DE

Quinlan Motors, Inc.                                  Jim Quinlan Nissan                                              FL

RI/HGMC Acquisition Corp.                             Hendrix GMC Truck                                               DE

RI/Hollywood Nissan Acquisition Corp.                 Maroone Nissan                                                  DE

RI/PII Acquisition Corp.                              Northpoint Mitsubishi                                           DE

RI/RMC Acquisition Corp                               Red McCombs Chevrolet-Austin                                    DE

RI/RMP Acquisition Corp                               Red McCombs Pontiac/GMC/Hyundai/Jeep                            DE

RI/RMT Acquisition Corp.                              Red McCombs Toyota of Austin                                    DE

RI/WFI Acquisition Corporation                        Woodfield Ford                                                  DE

SaBeK, Inc.                                           Flemington Mitsubishi                                           NJ

Sahara Imports, Inc.                                  Las Vegas Honda                                                 NV

Saul Chevrolet, Inc.                                  Corona Chevrolet-Oldsmobile                                     CA
                                                      Corona Motors (aka Corona Volkswagen, Subaru and Isuzu)         CA

SMI Motors, Inc.                                      Costa Mesa Infiniti                                             CA
                                                      Infiniti of Santa Monica                                        CA
                                                      Infiniti of Beverly Hills                                       CA

Smythe Europen, Inc.                                  Smythe European Mercedes Benz/Volvo                             CA

SNDK, Inc.                                            Flemington Porsche/Audi/BMW/VW                                  NJ


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


Southwest Dodge, Inc.                                John Elway Dodge Southwest                                      CO

Steeplechase Motor Company                           Charlie Thomas Mazda/Hyundai                                    TX

Steve Moore Chevrolet Delray, Inc.                   Steve Moore Chevrolet Delray                                    FL

Steve Moore Chevrolet, Inc.                          Steve Moore Chevrolet                                           FL

Steve Moore, LLC                                     Steve Moore Chevrolet/Cadillac/Buick/Oldsmobile/Pontiac         DE

Steve Rayman Buick/GMC/Pontiac, Inc.                 Steve Rayman Buick/GMC/Pontiac                                  NC

Stuart Lincoln-Mercury, Inc.                         Wallace Stuart Lincoln Mercury                                  FL

Sunrise Nissan of Jacksonville, Inc.                 Sunrise Nissan of Jacksonville                                  FL

Sunrise Nissan of Orange Park, Inc.                  Sunrise Nissan of Orange Park                                   FL

Sunset Pontiac-GMC, Inc.                             Sunset Pontiac-GMC Truck North                                  MI
                                                     Sunset Pontiac-GMC Truck South                                  FL

Superior Nissan, Inc.                                Superior Nissan                                                 NC

Sutherlin Chrysler-Plymouth Jeep-Eagle, Inc.         Sutherlin Chrysler-Plymouth Jeep-Eagle                          GA

Sutherlin Imports, Inc.                              Sutherlin Honda                                                 GA

Sutherlin Nissan of Town Center, Inc.                Nissan Add Point                                                GA

Sutherlin Nissan, Inc.                               Sutherlin Nissan of Lithia Springs                              GA

Sutherlin Toyota, Inc.                               Sutherlin Toyota                                                FL

Tallahassee Imports, Inc.                            Tallahassee Mitsubishi                                          FL

Tallahassee Motors, Inc.                             Tallahassee Ford                                                FL

Taylor Jeep Eagle, Inc.                              Taylor Jeep Eagle                                               DE

Texan Ford, Inc.                                     Texan Ford                                                      TX

Texan Lincoln-Mercury, Inc.                          Texan Lincoln-Mercury/Isuzu                                     DE



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

The Pierce Corporation, Inc.                           Tempe Toyota                                                    AZ

Torrance Nissan, Inc.                                  Torrance Nissan                                                 CA

Tousley Ford, Inc.                                     Tousley Ford                                                    MN

Valencia Lincoln-Mercury, Inc.                         Magic Lincoln-Mercury                                           DE

Valley Chevrolet, Inc.                                 Fox of Timonium                                                 MD

Village Motors, Inc.                                   Libertyville Toyota                                             IL

W.O. Bankston Lincoln-Mercury, Inc.                    Bankston Lincoln-Mercury/Saab                                   DE

W.O. Bankston Nissan, Inc.                             Bankston Nissan of Dallas                                       TX

W.O. Bankston Paint & Body, Inc.                       Bankston Paint & Body, Inc.                                     TX

Wallace Dodge, Inc.                                    Wallace Dodge                                                   FL

Wallace Ford, Inc.                                     Wallace Ford                                                    FL

Wallace Lincoln-Mercury, Inc.                          Wallace Lincoln-Mercury                                         FL

Wallace Nissan, Inc.                                   Wallace Nissan                                                  FL

West Ashley Toyota, Inc.                               West Ashley Toyota                                              SC

West Colton Cars, Inc.                                 Redlands Ford                                                   CA

West Side Motors, Inc.                                 West Side Honda                                                 TN







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